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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                01/20/98
Investor Certificateholder Floating Allocation Percentage           96.52%
Investor Certificateholder Fixed Allocation Percentage              97.90%
Aggregate Amount of  Collections                             14,389,384.76
Aggregate Amount of  Interest Collections                     4,122,693.87
Aggregate Amount of  Principal Collections                   10,266,690.89
Int. Collections Alloc. to Investor                           3,979,422.01
Class A Principal Collections                                 9,521,367.16
Seller Interest Collections                                     143,271.86
Seller Principal Collections                                    745,323.73
Weighted Average Loan Rate                                          13.83%
Net Loan Rate                                                       12.83%
Weighted Average Maximum Loan Rate                                  18.84%
Class A-1 Certificate Rate                                         6.2188%
Maximum Investor Certificate Rate                                 12.9500%
Class A-1 Certificate Interest Distributed                    1,748,552.66
Class A-1 Investor Certificate Interest Shortfall before Draw         0.00
Unpaid Class A-1 Certificate Interest Shortfall Received              0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining             0.00
Unpaid Class A-1 Carryover Interest Amount                            0.00
Maximum Principal Dist. Amount (MPDA)                        10,051,090.38
Alternative Principal Dist. Amount (APDA)                     9,521,367.16
Rapid Amortization Period? (Y=1, N=0)                                 0.00
Scheduled Principal  Distribution Amount (SPDA)               9,521,367.16
Principal  allocable to Class A-1                             9,521,367.16
SPDA deposited to Funding Account                                     0.00
Accelerated Principal Distribution Amount                             0.00
APDA allocable to Class A-1                                           0.00
Reimbursement to Credit Enhancer                                      0.00
Spread Trigger hit?                                                     No
Reduction in Certificate Principal Balance due to Current Class A-1
     Liquidation Loss Amount                                    577,424.73
Cumulative Investor Liquidation Loss Amount                     577,424.73
Total Principal allocable to A-1                             10,098,791.89
Beginning Class A-1 Certificate Principal Balance           349,043,954.59
Ending Class A-1 Certificate Principal Balance              338,945,162.70
Pool Factor (PF)                                                 0.5315453
Retransfer Deposit Amount                                             0.00
Servicing Fees Distributed                                      293,581.10
Beg. Accrued and Unpaid Inv. Servicing Fees                           0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                         0.00
End. Accrued and Unpaid Inv. Servicing Fees                           0.00
Aggregate Investor Liquidation Loss Amount                      577,424.73
Investor Loss Reduction Amount                                        0.00


Servicer Certificate                                        (Page 2 of  3)
Distribution Date:                                                01/20/98

Beginning Pool Balance                                      364,981,133.55
Ending Pool Balance                                         354,861,129.10
Beginning Invested Amount                                   352,297,323.59
Ending Invested Amount                                      342,198,531.70
Beginning Seller Principal Balance                           12,683,809.96
Ending Seller Principal Balance                              12,662,597.40
Additional Balances                                             745,323.73
Beginning Funding Account Balance                                     0.00
Ending Funding Account Balance                                        0.00
Ending Funding Account Balance % (before any purchase of
  Subsequent Loans or release                                         0.00%
Ending Funding Account Balance % (after purchase of
Subsequent Loans or release                                           0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period     0.00
Principal Collections to purchase Additional
      Balances and/or paid to Cert.                                   0.00
Beginning  Pre-Funding Account Balance                                0.00
Ending Pre-Funding Account Balance                                    0.00
Pre-Funding Earnings                                                  0.00
Beginning Capitalized Interest Account                                0.00
Capital Interest Requirement (Transferred to Collection Account)      0.00
Ending Capitalized Interest Account                                   0.00
Beginning Spread Account Balance                              6,506,737.00
Ending Spread Account Balance                                 6,506,737.00
Beginning Seller Interest                                           3.4752%
Ending Seller's Interest                                            3.5683%
Delinquency & REO Status   60 - 89 days (Del Stat 2)
     No. of Accounts                                                   186
     Trust Balance                                            6,348,507.82
   90+ days (Del Stat 3+)
     No. of Accounts                                                   471
     Trust Balance                                           16,169,482.39
   270+ days (Del Stat 9+)
     No. of Accounts                                                   194
     Trust Balance                                            7,494,473.71
   REO
     No. of Accounts                                                    45
     Trust Balance                                            2,173,633.79
Rapid Amortization Event ?                                            No
   Failure to make payment within 5 Business Days of Required Date ? No Failure to perform covenant relating to Trust's Security Interest ? No
   Failure to perform other covenants as described in the Agreement ?   No
   Breach of Representation or Warranty ?                               No
   Bankruptcy, Insolvency or Receivership relating to Seller ?          No
   Subject to Investment Company Act of 1940 Regulation ?               No
   Servicing Termination ?                                              No
   Aggregate of Credit Enhancement Draw Amounts
      exceed 1% of the Cut-off Balance                                  No
Event of Default ?                                                      No
   Failure by Servicer to make payment
      within 5 Bus. Days of Required Date ?                             No
   Failure by Servicer to perform covenant
      relating to Trust's Security Interest                             No
   Failure by Servicer to perform other covenants
             as described in the Agreement                              No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?  No
   Trigger Event ?                                                       No
Servicer Certificate                                         (Page 3 of  3)
Distribution Date:                                                01/20/98

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)     N/A
Premium Distributed to Credit Enhancer                                0.00
Amount Distributed to Seller                                    888,595.59
Master Servicer Credit Facility Amount                                0.00
Guaranteed Principal Distribution Amount                              0.00
Credit Enhancement Draw Amount                                        0.00
Spread Account Draw Amount                                            0.00
Capitalized Interest Account Draw                                     0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                   0.00
Amount paid to Trustee                                                0.00
Cumulative Draw under Policy                                          0.00
Net Yield                                                            4.21%
Total  Available Funds
     Aggregate Amount of Collections                         14,389,384.76
     Deposit for principal not used to purchase subsequent loans      0.00
     Interest Earnings on the Pre-Funding Account                     0.00
     Deposit from Capitalized Interest Account                        0.00
     Total                                                   14,389,384.76
Application of Available Funds
     Servicing Fee                                              293,581.10
     Principal and Interest to Class A-1                     11,847,344.55
     Seller's portion of Principal and Interest                 888,595.59
     Funds deposited into Funding Account (Net)                      0.00
     Funds deposited into Spread  Account                            0.00
     Excess funds released to Seller                          1,359,863.52
     Total                                                   14,389,384.76

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer














Statement to Certificateholders                              (Page 1 of 1)
Distribution Date:                                               01/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             96.5248%
Class A Certificateholder Fixed Allocation Percentage                97.9000%
Beginning Class A-1 Certificate Balance                        349,043,954.59
Class A-1 Certificate Rate                                       6.218750%
Class A-1 Certificate Interest Distributed                       2.742139
Class A-1 Certificate Interest Shortfall Distributed             0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall        0.000000
Rapid Amortization Event ?                                              No
Class A-1 Certificate Principal Distributed                      15.837267
   Maximum Principal Distribution Amount                         15.762460
   Scheduled Principal  Distribution Amount (SPDA)               14.931730
   Accelerated Principal Distribution Amount                      0.000000
   Aggregate Investor Liquidation Loss Amount Distributed         0.905537
Total Amount Distributed to Certificateholders                   17.673870
Principal Collections deposited into Funding Account                0.00
Ending Funding Account Balance                                       0.00
Ending Class A-1 Certificate Balance                        338,945,162.70
Class A-1 Factor                                              0.5315453
Pool Factor (PF)                                              0.5315453
Unreimbursed Liquidation Loss Amount                              $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount          $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount $0.00
Class A Servicing Fee                                        293,581.10
Beginning Invested Amount                                352,297,323.59
Ending Invested Amount                                   342,198,531.70
Beginning Pool Balance                                   364,981,133.55
Ending Pool Balance                                      354,861,129.10
Spread Account Draw Amount                                         0.00
Credit Enhancement Draw Amount                                     0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                186
     Trust Balance                                         6,348,507.82
   90+ days (Del Stat 3+)
     No. of Accounts                                                471
     Trust Balance                                        16,169,482.39
   REO
     No. of Accounts                                                 45
     Trust Balance                                         2,173,633.79
Aggregate Liquidation Loss Amount for Liquidated Loans       414,333.86
Class A-1 Certificate Rate for Next Distribution Date     To be updated
Amount of any Draws on the Policy                                  0.00
Subsequent Mortgage Loans
     No. of Accounts                                               0.00
     Trust Balance                                                 0.00
Pre-Funded Amount (Ending)                                         0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                  0
     Trust Balance                                                 0.00